UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 9, 2019

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38528	62-1378182
(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Xpress Enterprises, Inc. (the "Company") was held on Thursday, May 9, 2019. Four proposals were voted on at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified:
Nominee	For	Withheld	Broker Non-Votes
Eric Fuller	99,163,196	4,391,907	4,691,503
Max Fuller	98,860,654	4,694,449	4,691,503
Lisa Quinn Pate	98,874,241	4,680,862	4,691,503
Jon F. Beizer	101,587,207	1,967,896	4,691,503
Edward “Ned” H. Braman	103,474,648	80,455	4,691,503
Philip V. Connors	103,470,129	84,974	4,691,503
Dennis A. Nash	103,220,313	334,790	4,691,503
John C. Rickel	103,224,813	330,290	4,691,503

2.	The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, as follows:

Votes For 103,460,343	Votes Against 53,455	Abstentions 41,305	Broker Non-Votes 4,691,503

3.
In a non-binding, advisory vote, the stockholders voted as follows on the proposal to select the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
102,788,469	695,691	63,626	7,317	4,691,503

Accordingly, the Company’s stockholders expressed a preference for a non-binding, advisory vote on executive compensation each year. The Company’s Board of Directors considered the results of the non-binding, advisory vote on the frequency of votes on executive compensation and determined that it would hold future non-binding, advisory votes each year until the next stockholder non-binding, advisory vote on the frequency of these votes.

4.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified as follows:

Votes For 108,158,823	Votes Against 32,045	Abstentions 55,738	Broker Non-Votes --

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: May 15, 2019	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary